UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 12, 2019

(Date of earliest event reported)

Intrepid Potash, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34025	26-1501877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 17th Street, Suite 1050

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(303) 296-3006

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IPI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02(c)                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2019, Intrepid Potash, Inc. (“Intrepid” or “our”) issued a press release announcing that its Board of Directors had appointed E. Brian Stone as Chief Operating Officer effective as of December 16, 2019. Mr. Stone, 57, most recently served in various operational and management roles for Hupecol, which manages the international operations of the Dan A. Hughes Company, an independent oil and gas company with operations in Texas, South America, and Europe. Mr. Stone’s experience with Hupecol includes serving as Chief Operating Officer of Hupecol Operating Co. from 2005 to December 2019, President and Board Chair of MR Italia and Irminio Srl from 2015 to December 2019, and President of Raven Pipeline Company and Cimarrona LLC from 2012 to 2015. Mr. Stone also served as Principal of Lynbrook Energy, which provides midstream producer services and construct oil and gas infrastructure from 2004 to December 2019. From 1997 to 2004, Mr. Stone served in successively senior roles with J.M. Huber Corporation, a portfolio management company providing industrial products and engineering materials solutions, including Managing Director, Chief Risk Officer, and Vice President of Energy Marketing.

In connection with Mr. Stone’s appointment, the Compensation Committee of our Board of Directors approved the following compensation for Mr. Stone effective as of December 16, 2019: annual base salary of $335,000; annual bonus target of 22.5% of salary; and annual equity target of 22.5% of salary. For 2020, Mr. Stone will receive a guaranteed payment equal to the greater of $85,000 in cash or the final bonus payout in cash and equity.

A copy of the press release announcing Mr. Stone’s appointment is attached hereto as Exhibit 99.1.

Item 9.01(d)         Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated December 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTREPID POTASH, INC.

Dated: December 12, 2019	By:	/s/ Margaret E. McCandless
Margaret E. McCandless
Vice President, General Counsel, and Secretary